EXHIBIT 32

                      DIRECT INSITE CORP. AND SUBSIDIARIES

                                 CERTIFICATIONS





Certificate Pursuant to
             18 U.S.C. Section 1350,
             as Adopted Pursuant to
             Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Direct Insite Corp., (the "Company") on Form 10-QSB for the quarter ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, James Cannavino, Chief Executive Officer, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: August 19, 2003
                                                /s/ James Cannavino
                                                -----------------------------
                                                James Cannavino
                                                Chief Executive Officer

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                      DIRECT INSITE CORP. AND SUBSIDIARIES

                                 CERTIFICATIONS



           Certificate Pursuant to
            18 U.S.C. Section 1350,
            as Adopted Pursuant to
            Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Direct Insite Corp., (the "Company") on Form 10-QSB for the quarter ending June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, George Aronson, Secretary, and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: August 19, 2003
                                         /s/ George Aronson
                                         ---------------------------------------
                                         George Aronson
                                         Secretary,  and Chief Financial Officer